                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 5, 1994
                                                          -----------
                    BLOCKBUSTER ENTERTAINMENT CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



  0-12700                                                        75-1849418
  -------                                                        ----------
(Commission                                                   (IRS Employer
File Number)                                                 Identification No.)


           One Blockbuster Plaza
             Ft. Lauderdale, FL                                  33301
- - ----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (305) 832-3000
                                                         --------------
                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On May 5, 1994, Blockbuster Entertainment Corporation (the "Registrant") mailed to its stockholders, in connection with the Registrant's annual meeting of stockholders to be held on May 24, 1994, the letter dated May 4, 1994 attached hereto as Exhibit 99 which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

  (a)    Not applicable.
  (b)    Not applicable.
  (c)    Exhibits.

        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BLOCKBUSTER ENTERTAINMENT CORPORATION



                                 By: /s/ Thomas W. Hawkins
                                     ------------------------------------------
                                     Thomas W. Hawkins
                                     Senior Vice President, General Counsel and
                                     Secretary



Date:  May 5, 1994
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                     BLOCKBUSTER ENTERTAINMENT CORPORATION

                                 EXHIBIT INDEX


      Number and                                                     Sequential
Description of Exhibit                                              Page Number
- - ----------------------                                              -----------


         1.      None

         2.      None

         4.      None

         16.     None

         17.     None

         20.     None

         23.     None

         24.     None

         27.     None

         99.     Letter to Stockholders, dated May 4, 1994.